As filed with the Securities and Exchange Commission on April 8, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 8, 2015
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2014 (the Annual Report), Bank of America Corporation (the Corporation) has indicated that it may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Annual Report, the Corporation reported its results of operations through five business segments: Consumer & Business Banking (CBB), Consumer Real Estate Services (CRES), Global Wealth & Investment Management (GWIM), Global Banking and Global Markets, with the remaining operations recorded in All Other. Effective January 1, 2015, to align the segments with how we manage the businesses in 2015, the Corporation changed its basis of presentation, and following such change, reports its results of operations through the following five business segments: Consumer Banking, Global Wealth & Investment Management (GWIM), Global Banking, Global Markets and Legacy Assets & Servicing (LAS), with the remaining operations recorded in All Other. The Home Loans subsegment, which was included in the former CRES segment, is now included in Consumer Banking, and LAS has become a separate segment. A portion of the Business Banking business, based on the size of the client, was moved from the former CBB segment to Global Banking, and the former CBB segment was renamed Consumer Banking. Also, Bank of America Merchant Services, the Corporation's merchant processing joint venture, moved from the former CBB segment to All Other. In addition, certain management accounting methodologies, including the treatment of intersegment assets and liabilities, and related allocations were refined. Prior periods have been reclassified for comparability.

The information contained in this Form 8-K is being furnished to assist investors in understanding how the Corporation's business segment results would have been presented in previously filed reports had such results been reported to reflect the realignment discussed above. This business segment realignment did not affect the Consolidated Statement of Income or Consolidated Balance Sheet. The Corporation's First Quarter 2015 Form 10-Q and subsequent filings that include segment information will reflect this new alignment.

Revised Supplemental Information to reflect the segment realignment is attached hereto as Exhibit 99.1. This Revised Supplemental Information is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the Revised Supplemental Information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 is furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Revised Supplemental Information to Reflect Segment Realignment - Full Years 2014 and 2013, Quarterly Information for 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Rudolf A. Bless
Rudolf A. Bless
Chief Accounting Officer
Dated: April 8, 2015

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Revised Supplemental Information to Reflect Segment Realignment - Full Years 2014 and 2013, Quarterly Information for 2014